UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Reports to Shareholders.

Brookfield
20 21
SEMI-ANNUAL REPORT
March 31, 2021

Center Coast Brookfield
Midstream Focus Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $18 billion of assets under management as of March 31, 2021, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $600 billion of assets under management as of March 31, 2021. For more information, go to https://publicsecurities.brookfield.com/en.
Center Coast Brookfield Midstream Focus Fund (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Trust uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Semi-Annual Report for Center Coast Brookfield Midstream Focus Fund (the “Fund”) for the six-month period ended March 31, 2021 (the “Period”).
The market set new record-highs several times throughout the Period, with the MSCI World1 and the S&P 5002 returning 19.82% and 19.07%, respectively.
There were several major developments throughout the Period that impacted market performance, driving a ‘risk-on’ environment. In the U.S., Joseph R. Biden Jr. was elected the 46th president after a tumultuous and drawn-out election. Congressional races initially suggested a divided Congress, though subsequent runoff Senate races in Georgia tilted the balance toward a Democrat majority in both houses of Congress.
Several COVID-19 vaccines were approved for use shortly after the election results were finalized in December and the very first vaccinations were administered during the month, starting in the U.K. on December 8 and in the U.S. six days later.3,4 As the page turned to 2021, the COVID-19 vaccine rollout, falling COVID-19 case counts, strong earnings and additional U.S. stimulus inspired optimism around the reopening of the global economy.
Energy infrastructure outpaced global equities, with the Alerian Midstream Energy Index5 and the Alerian MLP Index6 returning 45.24% and 61.52% during the Period, respectively. The macroeconomic backdrop for energy infrastructure markedly improved throughout the Period, with crude markets showing signs of normalizing.
At the end of the Period, four-week rolling average demand for key refined products was less than 10% below the same-week numbers from 2019 and only 3% below 2020 levels, when quarantines and restrictive local policies started to be implemented.7 The COVID-19 vaccine rollout and the hoped-for economic recovery were also positive tailwinds for performance as the risk-on trade gained steam.
In addition to performance information and additional discussion on factors impacting the Funds, this report provides the Fund’s unaudited financial statements and schedule of investments as of March 31, 2021.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield Midstream Focus Fund
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2 The S&P 500 Index is an equity index of 500 widely held, large-capitalization U.S. companies. Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.
3 https://www.bbc.com/news/uk-55227325
4 https://www.wsj.com/articles/covid-19-vaccinations-in-the-u-s-slated-to-begin-monday-11607941806
5 The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure
2021 Semi-Annual Report1

Letter to Shareholders (continued)

companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).
6 The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a totalreturn basis (AMZX).
7 Sources: Energy Information Administration, Bloomberg. “Key refined products” consist of motor gasoline, distillate fuels, and jet fuels.
Indices are not managed and an investor cannot invest directly in an index.
Past performance is no guarantee of future results.
Mutual fund investing involves risk. Principal loss is possible.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on March 31, 2021 and subject to change based on subsequent developments.
Must be preceded or accompanied by a prospectus.
Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.
2Brookfield Public Securities Group LLC

About Your Fund’s Expenses (Unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period (10/01/20– 03/31/21)(1)
Actual
Class A Shares	1.46%	$1,000.00	$1,487.50	$ 9.05
Class C Shares	2.21%	1,000.00	1,481.10	13.67
Class I Shares	1.21%	1,000.00	1,490.10	7.51
Class Y Shares	1.21%	1,000.00	1,492.00	7.52
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.46%	1,000.00	1,017.65	7.34
Class C Shares	2.21%	1,000.00	1,013.91	11.10
Class I Shares	1.21%	1,000.00	1,018.90	6.09
Class Y Shares	1.21%	1,000.00	1,018.90	6.09
(1)	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 182/365 (to reflect a six-month period).
2021 Semi-Annual Report3

Fund Performance (Unaudited)
All Periods Ended March 31, 2021

Average Annual Total Returns for Periods Ended March 31, 2021.	Six Months†	1 Year	5 Years	10 Years	Since Inception*
Class A (Excluding Sales Charge)	48.75%	78.62%	-4.43%	-2.12%	-1.73%
Class A (Including Sales Charge)	41.88%	70.19%	-5.56%	-2.70%	-2.30%
Class C (Excluding Sales Charge)	48.11%	77.90%	-5.13%	-2.84%	-2.48%
Class C (Including Sales Charge)	47.11%	76.90%	-5.13%	-2.84%	-2.48%
Class I Shares	49.01%	80.17%	N/A	N/A	-11.19%
Class Y Shares	49.20%	78.90%	-4.16%	-1.86%	-1.51%
Alerian Midstream Energy Index	45.24%	74.53%	N/A [1]	N/A [1]	N/A [1]
Alerian MLP Index	61.52%	103.13%	-1.30%	-0.93%	-0.34% [2]
S&P 500 Index	19.07%	56.35%	16.29%	13.91%	14.19% [3]
† Returns for less than one year are not annualized.
* Class A, Class C and Class Y Shares were incepted on December 31, 2010 and Class I Shares commenced operations on February 5, 2018.
1 Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.
2 The Alerian MLP Index references Class Y’s inception date. All returns shown in USD.
3 The S&P 500 Index references Class Y’s inception date. All returns shown in USD.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced. For periods prior to the Reorganization (defined below), performance shown including sales charge reflects the Class A maximum sales charge of 5.75% of the Predecessor Fund (defined below). For periods following the Reorganization, performance shown including sale charge reflects the Class A maximum sales charge of 4.75%. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge or fee would reduce the performance quoted. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced. On purchases of Class A Shares, no sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares redeemed. Class C Shares are subject to a CDSC of 1.00% when redeemed within 12 months of the purchase.
Mutual fund investing involves risk. Principal loss is possible. Investing in Master Limited Partnerships ("MLPs") involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund's investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities.
Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or "C" corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its
4Brookfield Public Securities Group LLC

Fund Performance (Unaudited) (continued)
All Periods Ended March 31, 2021

taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund's net asset value per share ("NAV") will include a deferred tax expense (which reduces the Fund's NAV) or asset (which increases the Fund's NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund's deferred tax expense or asset is based on estimates that could vary dramatically from the Fund's actual tax liability/benefit and, therefore, could have a material impact on the Fund's NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.
Past performance is no guarantee of future results. The Center Coast Brookfield Midstream Focus Fund is managed by PSG.
The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests. It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder's cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that are not considered ROC are expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder's cost basis. The portion of the Fund's distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions. An investment in the Fund may not receive the same tax advantages as a direct investment in the MLP. Because deferred tax liability is reflected in the daily NAV, the MLP Fund's aftertax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.
The outbreak of an infectious respiratory illness caused by a novel coronavirus known as "COVID-19" is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund's investments and the performance of the Fund. Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. These developments have and may continue to adversely impact the Fund's NAV.
As of the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast Midstream Focus Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). The Fund is a newly created series of Brookfield Investment Funds, which has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. As a result of the Reorganization, shareholders of the Predecessor Fund's Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund's Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund's Class A and Class C Shares adopted the Predecessor Fund's Class A and Class C Shares' performance and
2021 Semi-Annual Report5

Fund Performance (Unaudited) (continued)
All Periods Ended March 31, 2021

accounting history, and the Fund's Class Y Shares adopted the Predecessor Fund's Institutional Class Shares' performance and accounting history. Performance information for the Fund's Class I Shares reflects the performance history of the Predecessor Fund's Institutional Share Class.
The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).
The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total return basis (AMZX).
The S&P 500 Index is an equity index of 500 widely held, large-capitalization U.S. companies. Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.
Indices are not managed and an investor cannot invest directly in an index.
6Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Portfolio Characteristics (Unaudited)
March 31, 2021

Asset Allocation by Sector	Percent of Total Investments
Master Limited Partnerships
Pipeline Transportation | Petroleum	26.7%
Pipeline Transportation | Natural Gas	15.3%
Gathering & Processing	6.7%
Renewables	1.0%
Total Master Limited Partnerships	49.7%
Common Stocks
Gathering & Processing	23.2%
Pipeline Transportation | Natural Gas	12.5%
Pipeline Transportation | Petroleum	11.3%
Liquefaction	1.5%
Renewables	1.0%
Total Common Stocks	49.5%
Money Market Fund	0.8%
Total	100.0%

TOP TEN HOLDINGS	Percent of Total Investments
The Williams Companies, Inc.	8.4%
Enterprise Products Partners LP	8.3%
Plains All American Pipeline LP	8.2%
MPLX LP	8.1%
Kinder Morgan, Inc.	7.1%
Targa Resources Corp.	7.1%
Energy Transfer LP	7.0%
Enbridge, Inc.	5.8%
Equitrans Midstream Corp.	5.7%
Magellan Midstream Partners LP	5.7%
2021 Semi-Annual Report7

Center Coast Brookfield Midstream Focus Fund
Schedule of Investments (Unaudited)
March 31, 2021

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 49.7%
Gathering & Processing – 6.7%
Crestwood Equity Partners LP (f),(p),(n)	537,437	$ 13,543,413
DCP Midstream LP	1,205,109	26,102,661
Western Midstream Partners LP	1,595,143	29,653,708
Total Gathering & Processing		69,299,782
Pipeline Transportation | Natural Gas – 15.3%
Energy Transfer LP	9,439,524	72,495,544
Enterprise Products Partners LP	3,876,562	85,361,895
Total Pipeline Transportation | Natural Gas		157,857,439
Pipeline Transportation | Petroleum – 26.7%
Holly Energy Partners LP	321,808	6,149,751
Magellan Midstream Partners LP	1,350,490	58,557,246
MPLX LP	3,264,638	83,672,672
NuStar Energy LP	1,185,428	20,258,965
Phillips 66 Partners LP	701,848	22,227,526
Plains All American Pipeline LP	9,343,551	85,026,314
Total Pipeline Transportation | Petroleum		275,892,474
Renewables – 1.0%
Enviva Partners LP	209,206	10,110,926
Total MASTER LIMITED PARTNERSHIPS (Cost $658,774,532)		513,160,621
COMMON STOCKS – 49.5%
Gathering & Processing – 23.2%
Equitrans Midstream Corp.	7,263,426	59,269,556
HESS Midstream LP	467,927	10,490,924
Rattler Midstream LP	984,149	10,461,504
Targa Resources Corp.	2,300,060	73,026,905
The Williams Companies, Inc.	3,642,251	86,284,926
Total Gathering & Processing		239,533,815
Liquefaction – 1.5%
Cheniere Energy, Inc. (n)	209,149	15,060,819
Pipeline Transportation | Natural Gas – 12.5%
Kinder Morgan, Inc.	4,393,819	73,157,087
TC Energy Corp. (u)	1,224,431	56,017,718
Total Pipeline Transportation | Natural Gas		129,174,805
Pipeline Transportation | Petroleum – 11.3%
Enbridge, Inc. (u)	1,637,843	59,617,485
Pembina Pipeline Corp. (u)	1,976,514	57,002,664
Total Pipeline Transportation | Petroleum		116,620,149
Renewables – 1.0%
Nextera Energy Partners LP	145,646	10,614,680
Total COMMON STOCKS (Cost $451,694,380)		511,004,268

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Schedule of Investments (Unaudited) (continued)
March 31, 2021

	Shares	Value
MONEY MARKET FUND – 0.8%
First American Treasury Obligations Fund, Class X, 0.03% (y)	8,038,977	$ 8,038,978
Total MONEY MARKET FUND (Cost $8,038,977)		8,038,978
Total Investments – 100.0% (Cost $1,118,507,890)		1,032,203,867
Other Assets in Excess of Liabilities – 0.0%		362,410
TOTAL NET ASSETS – 100.0%		$1,032,566,277

LP— Limited Partnership

(f)	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of March 31, 2021, the total value of all such securities was $13,543,413 or 1.3% of net assets.
(n)	— Non-income producing security.
(p)	— Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of March 31, 2021, the total value of all such securities was $13,543,413 or 1.3% of net assets.
(u)	— Foreign security or a U.S. security of a foreign company.
(y)	— The rate quoted is the annualized seven-day yield as of March 31, 2021.

See Notes to Financial Statements.
2021 Semi-Annual Report9

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Statement of Assets and Liabilities (Unaudited)
March 31, 2021

Assets:
Investments in securities, at value (cost $1,118,507,890)	$ 1,032,203,867
Receivable for investments sold	3,938,231
Receivable for fund shares sold	2,701,132
Interest and dividends receivable	1,382,382
Prepaid expenses	95,151
Total assets	1,040,320,763
Liabilities:
Payable for fund shares purchased	4,310,027
Payable for current taxes (Note 3)	750,578
Distribution fee payable	1,303,709
Investment advisory fee payable, net (Note 4)	839,049
Administration fee payable (Note 4)	134,371
Trustees' fees payable	16,285
Accrued expenses	400,467
Total liabilities	7,754,486
Commitments and contingencies (Note 9)
Net Assets	$ 1,032,566,277
Composition of Net Assets:
Paid-in capital	2,163,769,367
Accumulated losses	(1,131,203,090)
Net assets applicable to capital stock outstanding	$ 1,032,566,277
Net Assets
Class A Shares - Net Assets	$ 220,237,993
Shares outstanding	63,798,131
Net asset value and redemption price per share	$ 3.45
Offering price per share based on a maximum sales charge of 4.75%	$ 3.62
Class C Shares - Net Assets	$ 164,755,364
Shares outstanding	55,136,335
Net asset value and redemption price per share	$ 2.99
Class I Shares - Net Assets	$ 172
Shares outstanding	48
Net asset value and redemption price per share	$ 3.59*
Class Y Shares - Net Assets	$ 647,572,748
Shares outstanding	180,926,670
Net asset value and redemption price per share	$ 3.58

*	Net asset value does not calculate due to fractional shares outstanding.

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2021

Investment Income:
Dividends and distributions from unaffiliated issuers (net of foreign witholding tax of $755,108)	$ 43,102,830
Dividends and distributions from affiliated issuers (Note 8)	446,738
Interest	1,734
Less return of capital on distributions from unaffliated issuers	(36,254,202)
Total investment income	7,297,100
Expenses:
Investment advisory fees (Note 4)	4,811,909
Administration fees (Note 4)	721,786
Distribution fees — Class A	243,019
Distribution fees — Class C	796,098
Audit and tax services	130,524
Transfer agency fees	101,895
Trustees' fees	99,608
Registration fees	80,877
Insurance	69,970
Reports to shareholders	64,325
Legal fees	52,692
Fund accounting fees	51,992
Miscellaneous	42,127
Custodian fees	21,865
Total operating expenses	7,288,687
Less expenses waived by the investment adviser (Note 4)	(427,161)
Net expenses	6,861,526
Net investment income	435,574
Net realized gain (loss) on:
Investments in unaffiliated issuers	21,565,269
Investments in affiliated issuers	(222,900)
Foreign currency transactions	22,435
Net realized gain	21,364,804
Net change in unrealized appreciation on:
Investments in unaffiliated companies	348,877,174
Investments in affiliated companies	1,141,953
Foreign currency translations	8,708
Net change in unrealized appreciation	350,027,835
Net realized and unrealized gain	371,392,639
Net increase in net assets resulting from operations	$371,828,213

See Notes to Financial Statements.
2021 Semi-Annual Report11

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Fiscal Year Ended September 30, 2020
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$ 435,574	$ (19,521,303)
Net realized gain (loss)	21,364,804	(598,159,043)
Net unrealized appreciation (depreciation)	350,027,835	(484,144,444)
Net increase (decrease) in net assets resulting from operations	371,828,213	(1,101,824,790)
Distributions to Shareholders:
From return of capital:
Class A shares	(13,154,112)	(32,358,499)
Class C shares	(12,321,393)	(42,818,712)
Class I shares	(10)	(23)
Class Y shares	(39,790,236)	(126,909,097)
Total distributions	(65,265,751)	(202,086,331)
Capital Stock Transactions (Note 6):
Subscriptions	156,869,014	915,013,074
Reinvestment of distributions	62,312,244	195,261,938
Redemptions	(294,108,341)	(1,307,609,038)
Net decrease in net assets from capital share transactions	(74,927,083)	(197,334,026)
Total increase (decrease) in net assets	231,635,379	(1,501,245,147)
Net Assets:
Beginning of period	800,930,898	2,302,176,045
End of period	$1,032,566,277	$ 800,930,898

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Fiscal Year Ended September 30,		For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class A	2021 (Unaudited)	2020	2019	2018 [2]	2017	2016	2015
Per Share Operating Performance:
Net asset value, beginning of period	$ 2.48	$ 5.96	$ 7.21	$ 7.03	$ 8.23	$ 8.30	$ 11.49
Income from Investment Operations:
Net investment loss[1]	—	(0.06)	(0.04)	(0.07)	(0.11)	(0.05)	(0.04)
Return of capital[1]	0.09	0.24	0.46	0.33	0.38	0.37	0.34
Net realized and unrealized gain (loss)[1,3]	1.09	(3.11)	(0.99)	0.43	(0.79)	0.29	(2.77)
Total from investment operations	1.18	(2.93)	(0.57)	0.69	(0.52)	0.61	(2.47)
Distributions to Shareholders:
From distributable earnings	—	—	(0.14)	(0.16)	—	—	—
From return of capital	(0.21)	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)	(0.72)
Total distributions to shareholders*	(0.21)	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)	(0.72)
Net asset value, end of period	$ 3.45	$ 2.48	$ 5.96	$ 7.21	$ 7.03	$ 8.23	$ 8.30
Total Return†	48.75% [7]	-51.51%	-8.02%	10.26% [7]	-6.88%	8.17%	-22.27%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$220,238	$153,189	$362,375	$388,010	$369,684	$451,900	$416,593
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	1.55% [8]	2.96%	1.47%	1.47% [8]	1.44%	1.46%	1.47%
Before expense reimbursement/waivers, current and deferred tax expense	1.55% [8]	1.50%	1.47%	1.47% [8]	1.44%	1.46%	1.47%
Expense reimbursement/waivers	(0.09)% [8]	(0.04)%	(0.01)%	(0.01)% [8]	—%	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.46% [8]	1.46%	1.46%	1.46% [8]	1.44%	1.46%	1.47%
Deferred tax expense/(benefit)[4,5]	—% [8]	—%	—%	—% [8]	—%	5.61%	(14.59)%
Total expenses/(benefit) before current tax expense	1.46% [8]	1.46%	1.46%	1.46% [8]	1.44%	7.07%	(13.12)%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	(0.04)% [8]	(0.12)%	(0.62)%	(1.13)% [8]	(1.39)%	(1.10)%	0.95%
Expense reimbursement/waivers	0.09% [8]	0.04%	0.01%	0.01% [8]	—%	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	0.06% [8]	(0.08)%	(0.61)%	(1.12)% [8]	(1.39)%	(1.10)%	0.95%
Deferred tax benefit[5,6]	—%	—%	—%	—% [8]	0.09%	0.41%	0.59%
Net investment loss before current tax expense	0.06% [8]	(0.08)%	(0.61)%	(1.12)% [8]	(1.30)%	(0.69)%	(0.36)%
Portfolio turnover rate	26% [7]	80%	57%	35% [7]	32%	60%	51%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012, the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[7]	Not annualized.
[8]	Annualized.

See Notes to Financial Statements.
2021 Semi-Annual Report13

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Fiscal Year Ended September 30,		For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class C	2021 (Unaudited)	2020	2019	2018 [2]	2017	2016	2015
Per Share Operating Performance:
Net asset value, beginning of period	$ 2.17	$ 5.37	$ 6.61	$ 6.54	$ 7.75	$ 7.91	$ 11.08
Income from Investment Operations:
Net investment loss[1]	(0.01)	(0.07)	(0.08)	(0.10)	(0.16)	(0.11)	(0.11)
Return of capital[1]	0.08	0.22	0.42	0.30	0.36	0.35	0.32
Net realized and unrealized gain (loss)[1,3]	0.96	(2.80)	(0.90)	0.38	(0.73)	0.28	(2.66)
Total from investment operations	1.03	(2.65)	(0.56)	0.58	(0.53)	0.52	(2.45)
Distributions to Shareholders:
From distributable earnings	—	—	(0.14)	(0.16)	—	—	—
From return of capital	(0.21)	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)	(0.72)
Total distributions to shareholders*	(0.21)	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)	(0.72)
Net asset value, end of period	$ 2.99	$ 2.17	$ 5.37	$ 6.61	$ 6.54	$ 7.75	$ 7.91
Total Return†	48.11% [7]	-51.78%	-8.63%	9.31% [7]	-7.44%	7.40%	-22.93%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$164,755	$142,354	$470,088	$637,182	$660,663	$796,542	$841,555
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	2.30% [8]	3.50%	2.22%	2.22% [8]	2.19%	2.21%	2.22%
Before expense reimbursement/waivers, current and deferred tax expense	2.30% [8]	2.25%	2.22%	2.22% [8]	2.19%	2.21%	2.22%
Expense reimbursement/waivers	(0.09)% [8]	(0.04)%	(0.01)%	(0.01)% [8]	—%	—%	—%
Net of reimbursement/waivers and before current and deferred tax expense	2.21% [8]	2.21%	2.21%	2.21% [8]	2.19%	2.21%	2.22%
Deferred tax expense/(benefit)[4,5]	—% [8]	—%	—%	—% [8]	—%	5.61%	(14.59)%
Total expenses/(benefit) before current tax expense	2.21% [8]	2.21%	2.21%	2.21% [8]	2.19%	7.82%	(12.37)%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	(0.78)% [8]	(0.87)%	(1.37)%	(1.88)% [8]	(2.14)%	(1.85)%	(1.70)%
Expense reimbursement/waivers	0.09% [8]	0.04%	0.01%	0.01% [8]	—%	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	(0.70)% [8]	(0.83)%	(1.36)%	(1.87)% [8]	(2.14)%	(1.85)%	(1.70)%
Deferred tax benefit[5,6]	—% [8]	—%	—%	—% [8]	0.09%	0.41%	0.59%
Net investment loss before current tax expense	(0.70)% [8]	(0.83)%	(1.36)%	(1.87)% [8]	(2.05)%	(1.44)%	(1.11)%
Portfolio turnover rate	26% [7]	80%	57%	35% [7]	32%	60%	51%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012, the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[7]	Not annualized.
[8]	Annualized.

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Fiscal Year Ended September 30,		For the Period February 5, 2018 to September 30,
Class I	2021 (Unaudited)	2020	2019	2018 [3]
Per Share Operating Performance:
Net asset value, beginning of period	$ 2.57	$ 6.11	$ 7.35	$ 7.64
Income from Investment Operations:
Net investment loss[1]	—	(0.04)	(0.02)	(0.04)
Return of capital[1]	0.09	0.25	0.46	0.32
Net realized and unrealized gain (loss)[1,2]	1.12	(3.20)	(1.00)	(0.11)
Total from investment operations	1.23	(2.99)	(0.56)	0.17
Distributions to Shareholders:
From distributable earnings	—	—	(0.14)	(0.14)
From return of capital	(0.21)	(0.55)	(0.54)	(0.32)
Total distributions to shareholders*	(0.21)	(0.55)	(0.68)	(0.46)
Net asset value, end of period	$ 3.59	$ 2.57	$ 6.11	$ 7.35
Total Return†	49.01%	-51.19%	-7.72%	2.55% [4]
Ratios and Supplemental Data:
Net assets, end of period	$ 172	$ 115	$ 237	$ 257
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	1.30% [8]	2.51%	1.22%	1.22% [5]
Before expense reimbursement/waivers, current and deferred tax expense	1.30% [8]	1.25%	1.22%	1.22% [5]
Expense reimbursement/waivers	(0.09)% [8]	(0.04)%	(0.01)%	(0.01)% [5]
Net of expense reimbursement/waivers and before current and deferred tax benefit	1.21% [8]	1.21%	1.21%	1.21% [5]
Deferred tax expense/(benefit)	—% [8]	—	—	—
Total expenses/(benefit) before current tax expense	1.21% [8]	1.21%	1.21%	1.21% [5]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	0.21% [8]	0.13%	(0.37)%	(0.80)% [5]
Expense reimbursement/waivers	0.09% [8]	0.04%	0.01%	0.01% [5]
Net of expense reimbursement/waivers and before deferred tax benefit	0.30% [8]	0.17%	(0.36)%	(0.79)% [5]
Deferred tax benefit	—% [8]	—%	—%	—% [5]
Net investment income (loss) before current tax expense	0.30% [8]	0.17%	(0.36)%	(0.79)% [5]
Portfolio turnover rate	26% [7]	80%	57%	35% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Class I Shares commenced operations on February 5, 2018.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.
2021 Semi-Annual Report15

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Fiscal Year Ended September 30,		For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class Y	2021 (Unaudited)	2020	2019	2018 [2]	2017	2016	2015
Per Share Operating Performance:
Net asset value, beginning of period	$ 2.56	$ 6.12	$ 7.36	$ 7.16	$ 8.34	$ 8.38	$ 11.57
Income from Investment Operations:
Net investment loss[1]	—	(0.04)	(0.02)	(0.05)	(0.09)	(0.03)	(0.01)
Return of capital[1]	0.09	0.25	0.47	0.33	0.39	0.38	0.34
Net realized and unrealized gain (loss)[1,3]	1.14	(3.22)	(1.01)	0.43	(0.80)	0.29	(2.80)
Total from investment operations	1.23	(3.01)	(0.56)	0.71	(0.50)	0.64	-2.47
Distributions to Shareholders:
From distributable earnings	—	—	(0.14)	(0.16)	—	—	—
From return of capital	(0.21)	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)	(0.72)
Total distributions to shareholders*	(0.21)	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)	(0.72)
Net asset value, end of period	$ 3.58	$ 2.56	$ 6.12	$ 7.36	$ 7.16	$ 8.34	$ 8.38
Total Return†	49.20% [7]	-51.47%	-7.70%	10.35% [7]	-6.53%	8.46%	-22.11%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$647,573	$505,389	$1,469,712	$1,568,976	$1,490,129	$1,353,904	$1,144,976
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	1.30% [8]	2.51%	1.22%	1.22% [8]	1.19%	1.21%	1.22%
Before expense reimbursement/waivers, current and deferred tax expense	1.30% [8]	1.25%	1.22%	1.22% [8]	1.19%	1.21%	1.22%
Expense reimbursement/waivers	(0.09)% [8]	(0.04)%	(0.01)%	(0.01)% [8]	—%	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.21% [8]	1.21%	1.21%	1.21% [8]	1.19%	1.21%	1.22%
Deferred tax expense/(benefit)[4,5]	—% [8]	—%	—%	—% [8]	—%	5.61%	(14.59)%
Total expenses/(benefit) before current tax expense	1.21% [8]	1.21%	1.21%	1.21% [8]	1.19%	6.82%	(13.37)%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	0.21% [8]	0.13%	(0.37)%	(0.88)% [8]	(1.14)%	(0.85)%	(0.70)%
Expense reimbursement/waivers	0.09% [8]	0.04%	0.01%	0.01% [8]	—%	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	0.30% [8]	0.17%	(0.36)%	(0.87)% [8]	(1.14)%	(0.85)%	(0.70)%
Deferred tax benefit[5,6]	—% [8]	—%	—%	—% [8]	0.09%	0.41%	0.59%
Net investment income (loss) before current tax expense	0.30% [8]	0.17%	(0.36)%	(0.87)% [8]	(1.05)%	(0.44)%	(0.11)%
Portfolio turnover rate	26% [7]	80%	57%	35% [7]	32%	60%	51%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012, the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[7]	Not annualized.
[8]	Annualized.

See Notes to Financial Statements.
16Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited)
March 31, 2021

1.Organization
Brookfield Investment Funds, a Delaware statutory trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of five different series of underlying portfolios as of March 31, 2021. Center Coast Brookfield Midstream Focus Fund (the ‘‘Fund’’), a series of the Trust, is non-diversified as the term is defined in the 1940 Act. The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares, and Class Y Shares.
Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A Shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.
Brookfield Public Securities Group LLC (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s Net Assets Value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
2021 Semi-Annual Report17

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2021

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2021:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$ 499,617,208	$ 13,543,413	$ —	$ 513,160,621
Common Stocks	511,004,268	—	—	511,004,268
Money Market Fund	8,038,978	—	—	8,038,978
Total Investments	$1,018,660,454	$ 13,543,413	$ —	$1,032,203,867
For further information regarding security characteristics, see the Schedule of Investments.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. A distribution received from the Fund’s investments in master limited partnerships generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
18Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2021

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions to Shareholders: The Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Fund. The amount of the Fund’s distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Fund. The Fund is not required to make such distributions and, consequently, the Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Fund.
Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of
2021 Semi-Annual Report19

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2021

return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the six months ended March 31, 2021, the Fund estimates that its distributions will be largely characterized as return of capital. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2022.
The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.
The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
New Accounting Pronouncements: In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 during the period ended March 31, 2021.
Other Matters: The outbreak of an infectious respiratory illness caused by a novel coronavirus known as "COVID-19" is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Markets generally, and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. These developments have and may continue to adversely impact the Fund's NAV.
3.Federal Income Tax Information
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund’s net deferred tax asset balance is continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 1.61% for state and local tax.
20Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2021

The Fund's income tax provision consists of the following for the six months ended March 31, 2021:
Deferred tax expense (benefit)
Federal	$ 77,885,808
State	5,965,377
Change in valuation allowance	(83,851,185)
Total deferred tax expense	$ —
Total income tax expense (benefit) for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% net investment income (loss) and realized and unrealized gain (loss) on investments for the six months ended March 31, 2021, as follows:
Amount
Application of statutory income tax rate	$ 78,083,925
State income taxes net of federal benefit	5,980,399
Effect of permanent & temporary differences	(213,139)
Change in valuation allowance	(83,851,185)
Total income tax expense	$ —
For the six months ended March 31, 2021, the Fund’s effective tax rate of 0.00% differed from the combined federal and state statutory tax rate of 22.61% mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
Components of the Fund's deferred tax assets and liabilities as of March 31, 2021 are as follows:
Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$ 4,019,657
Capital loss carryforward (tax basis)	256,034,057
Valuation Allowance	(219,331,962)
Total deferred tax assets	40,721,752
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(40,721,752)
Total net deferred tax liability	$ —
To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the
2021 Semi-Annual Report21

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2021

nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of March 31, 2021, the Fund has determined that a valuation allowance of $219,331,962 was required as reflected in the table above.
In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.
The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.
From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.
Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established. Changes to the Fund’s portfolio may cause the Fund to dispose of its interests in MLPs, and as a result the Fund may experience recapture of past depreciation deductions and incur associated ordinary income. This income recapture may be in excess of the Fund’s operating losses, creating potential current income tax due for the Fund, even if disposals are made at a loss. Significant changes to the portfolio related to shareholder redemptions or changes in investment strategy have the potential to have a material effect on the amount of depreciation recapture incurred, and may result in material changes to the Fund’s expected income tax liability.
The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of March 31, 2021, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.
The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
As of March 31, 2021, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:
Expiration Date:	Amount
Unlimited	$17,779,506
22Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2021

As of March 31, 2021, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:
Expiration Date:	Amount
9/30/2021	$ 319,838,371
9/30/2024	72,099,174
9/30/2025	723,061,997
3/31/2026	11,412,554
Total	$1,126,412,096
As of March 31, 2021, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$871,804,974	$220,822,010	$(60,423,117)	$160,398,893
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.
4.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, 1.21% for Class I Shares and 1.21% for Class Y Shares. The fee waiver and expense reimbursement arrangement will continue until at least February 2, 2022 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of February 2nd of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.
The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $1,479,279 of which $251,919, $210,741, $589,457 and $427,161 will expire on September 30, 2021, September 30, 2022, September 30, 2023 and September 30, 2024, respectively. For the six months ended March 31, 2021, the Adviser did not recoup any expenses.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and
2021 Semi-Annual Report23

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2021

other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily net Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
For the six months ended March 31, 2021, purchases and sales of investments, excluding short-term investments were $347,772,358 and $238,566,029, respectively.
6.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class I” Shares, and “Class Y” Shares.
The shares of each series or class participate equally in the earnings, distributions and assets of the particular series or class.
	2021 [1]		2020 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	11,261,348	$ 35,355,935	18,448,134	$ 68,961,854
Reinvestment of distributions	3,977,552	12,414,174	8,357,458	30,100,573
Redemptions	(13,242,419)	(41,613,828)	(25,804,458)	(102,262,945)
Net Increase (Decrease)	1,996,481	$ 6,156,281	1,001,134	$ (3,200,518)
Class C	Shares	Amount	Shares	Amount
Subscriptions	3,541,417	$ 9,689,061	11,085,934	$ 45,944,499
Reinvestment of distributions	4,380,179	11,848,111	12,698,970	41,246,969
Redemptions	(18,260,936)	(48,573,762)	(45,850,498)	(161,992,545)
Net Decrease	(10,339,340)	$ (27,036,590)	(22,065,594)	$ (74,801,077)
Class I	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	—	$ —
Reinvestment of distributions	3	10	6	23
Redemptions	—	—	—	—
Net Increase	3	$ 10	6	$ 23
Class Y	Shares	Amount	Shares	Amount
Subscriptions	35,640,972	$ 111,824,018	220,920,970	$ 800,106,721
Reinvestment of distributions	11,824,316	38,049,949	33,503,481	123,914,373
Redemptions	(63,933,566)	(203,920,751)	(297,334,876)	(1,043,353,548)
Net Decrease	(16,468,278)	$ (54,046,784)	(42,910,425)	$ (119,332,454)

1 For the Six Months Ended March 31, 2021.
2 For the Fiscal Year Ended September 30, 2020.
24Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2021

7.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of March 31, 2021 for the Trust is $75,000,000. Advances are not collateralized by a first lien against the Fund’s assets. At March 31, 2021, the Fund did not have an amount outstanding on the credit facility, and did not use the credit facility during the six months ended March 31, 2021.
8.Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the outstanding voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments (if any). A schedule of the Fund's investments in securities of affiliated issuers held during the six months ended March 31, 2021, is set forth below.
Security Description	Value Beginning of Period[1]	Purchases	Sales Proceeds	Net Realized Loss	Change in Unrealized Appreciation While Affiliated	Return of Capital Distributions	Value End of Period[1]
Rattler Midstream LP1	$17,361,761	$—	$(747,731)	$(222,900)	$1,141,953	$—	$17,533,083

Security Description	Shares Beginning of Period[1]	Purchases	Sales	Shares End of Period[1]
Rattler Midstream LP1	2,917,943	—	(117,131)	2,800,812

1 This security was considered an affiliate during the period October 1, 2020 to November 4, 2020, but is no longer an affiliate at March 31, 2021.
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.Subsequent Events
On April 22, 2021, the Fund paid a distribution in the amount of $0.0215 per common share, for a total of $6,402,784.
Share Class Restructuring
On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund’s Class I Shares (the “Legacy Class I Shares”). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the “Conversion”) into the Fund’s Class Y Shares (the “Legacy Class Y Shares”). Following the Conversion, the Fund’s Legacy Class Y Shares were renamed “Class I Shares” (the “Class I Shares”). As a result of the Conversion, the Fund’s new Class I Shares adopted the Legacy Class Y Shares’ performance and accounting history.
Administration Agreement Fee Restructuring
Pursuant to the Fund’s administration agreement (the “Administration Agreement”), Brookfield Public Securities Group LLC (the “Adviser”) provides administrative services reasonably necessary for the Fund’s operations, other
2021 Semi-Annual Report25

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2021

than those services that the Adviser provides to the Fund’s pursuant to the Advisory Agreement. Effective April 30, 2021, the Adviser will not receive any compensation for its administration services pursuant to the Administration Agreements.
USBFS Servicing Fee Restructuring
Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS” or the “Sub-Administrator”) acts as the Sub-Administrator to the Funds. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Brookfield Investment Funds (the “Trust”) of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to a fund accounting and servicing agreement (the “Fund Accounting Servicing Agreement”), USBFS also acts as the fund accountant for the Fund. USBFS provides certain accounting services to the Fund including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.
Pursuant to the Sub-Administration Agreement and the Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives an annual fee based upon the average net assets in the Brookfield fund complex (the “Fund Complex”) of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Fund Complex of  $534,000. USBFS also is entitled to certain out-of-pocket expenses. Prior to April 30, 2021, the Adviser paid USBFS the annual fee for the sub-administration services out of its administration fees. Effective April 30, 2021, the Fund will pay its allocable portion of all such fees directly to USBFS pursuant to an amended and restated sub-administration agreement, entered into by and among the Adviser, USBFS and the Trust. USBFS also acts as transfer agent (the “Transfer Agent”) and dividend disbursing agent under a separate agreement.
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
26Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Liquidity Risk Management Program (Unaudited)
March 31, 2021

The Fund has adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Fund's Line of Credit (discussed in Note 7-Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").
The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Fund's liquidity risk; (ii) overseeing the classification of the liquidity of the Fund's portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation on illiquid investments; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Fund (if applicable), and any material changes to the LRMP.
To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser has contracted with U.S. Bancorp Fund Services, LLC (''U.S. Bank"), the Fund's sub-administrator, to obtain, on a daily basis, access to underlying liquidity data for the Fund in an effort to oversee the daily liquidity and liquidity risk of the Fund, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which U.S. Bank provides administrative services. Since the establishment of the LRMP, the Fund has consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third-party vendor. Therefore, the Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Fund's qualification for exemption from establishing an HLIM.
In August 2020, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the “Report”) addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from June 1, 2019 through June 30, 2020 (the “Reporting Period”). During the Reporting Period, the Fund’s was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Fund is not required to adopt, and has not adopted, an HLIM as defined in Rule 22e-4. During the Reporting Period, the Fund did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period.
2021 Semi-Annual Report27

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
28Brookfield Public Securities Group LLC

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202
Trustees of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Trustee
Stuart A. McFarland	Trustee
William H. Wright II	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund
Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Mohamed S. Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund's Form N-PORT is available on the SEC's website at www.sec.gov.
You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)            As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)     None.

    (2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule  30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)    Not applicable.

(b)             A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: May 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: May 27, 2021

By:	/s/ Casey P. Tushaus
Casey P. Tushaus Treasurer and Principal Financial Officer

Date: May 27, 2021